Exhibit 99.3 Summary of Disease-Free Survival: Significantly More Total Recurrence and Progression in TURBT Alone Arm UGN-102 +/- TURBT TURBT Alone (N = 140) / n (%) (N = 142) / n (%) Patients with Events, n (%) 37 (26.1) 55 (39.3) Recurrence of LG Disease 20 (14.1) 39 (27.9) Progression to HG Disease 17 (12.0) 15 (10.7) Death 0 1 (0.7) Patients Censored, n (%) 105 (73.9) 85 (60.7) Hazard Ratio (95% CI) 0.45 (0.29, 0.68) UroGen Data on File 26 Source: Table 14.2.1.1 Full table in Appendix

DFS - 55% Reduction of Risk for Recurrence, Progression, or Death in the Intent to Treat Population H HR R: 0 : 0.4 .46 5 ( (0.2 0.29 4, 0.6 , 0.88 6) ) UroGen Data on File 27 Source: Table 14.2.1.1a Kaplan-Meier Plot of Disease-Free Survival

Three-Month Complete Response Rates Were Similar Between Treatment Arms UGN-102 Alone TURBT Alone (N = 142) (N = 140) CRR CRR Response n (%) n (%) (95%CI) (95% CI) Complete Response 92 (64.8) 64.8% (56.3, 72.6) 89 (63.6) 63.6% (55.0, 71.5) Non-complete Response 50 (35.2) 51 (36.4) Residual Disease 26 (18.3) 22 (15.7) Progression to HG Disease 12 (8.5) 9 (6.4) Indeterminate 3 (2.1) 0 Missing 9 (6.3) 20 (14.3) UroGen Data on File 28 Source: Table 14.2.2.2.1a

Summary of Duration of Response in Complete Responders: Longer DOR with UGN-102 Alone UGN-102 Alone TURBT Alone (N = 92) / n (%) (N = 89) / n (%) Patients with Events, n (%) 18 (19.6) 24 (27.0) Recurrence of LG Disease 15 (16.3) 17 (19.1) Progression to HG Disease 3 (3.3) 6 (6.7) Death 0 1 (1.1) Patients Censored, n (%) 74 (80.4) 65 (73.0) Hazard Ratio (95% CI) 0.46 (0.24, 0.86) UroGen Data on File 29 Source: Table 14.2.2.3.1a Full table in Appendix

DOR - 54% Reduction of Risk for Recurrence, Progression, or Death in Patients Who had a 3-Month CR * HR: 0.46 (0.24, 0.86) *UGN Alone Subgroup of the UGN 102 +/- TURBT arm in ATLAS UroGen Data on File 30 Source: Table 14.2.1.1a Kaplan-Meier Plot of Duration of Response in Complete Responders

Summary of Response Rat e At 3-Mont h Disease Assessment : CRR of 79.2% UGN-102 (N = 240) n (%) CRR (95% CI) Complete Response Rate Complete Response 190 (79.2) 79.2 (73.5, 84.1) Non-Complete Response 50 (20.8) 79.2% Residual Disease 35 (14.6) Progression to HG Disease 6 (2.5) Indeterminate 4 (1.7) Missing 5 (2.1) UroGen Data on File 34 Summary of Response Rate At 3-Month Disease Assessment

Complet e Response Rat e for Recurrent Pat ient s W it hin t he UGN-102 Trials OPTIMA II ATLAS ENVISION (N=49) (N=57) (N=232) 73.5% 73.7% 80.2% ( 60.3, 84.5 ) ( 58.9, 85.1 ) ( 74.5, 85.1 ) UroGen Data on File Total OPTIMA II population n=63, recurrent population n=49 40 Total ATLAS population n=282, recurrent population n=57 Total ENVISION population n=240, recurrent population n=232

DOR - 66% Reduction of Risk for Recurrence, Progression, or Death in Recurrent Patients Who Received UGN-102 Alone in the ATLAS Trial * HR: 0.34 (0.15, 0.75) *UGN Alone Subgroup of the UGN 102 +/- TURBT arm in ATLAS 41 UroGen Data on File Kaplan-Meier Plot of DOR in Complete Responders in the Recurrent Subgroup (ATLAS)

UGN-102 Shows Substantial Reduction of Risk of Recurrence, Progression, or Death Across Multiple Patient Populations in ATLAS ITT – All Patients 0.45 (0.29, 0.68) DFS CR Duration – UGN-102 Alone 0.46 (0.24, 0.86) DOR Recurrent – UGN-102 Alone 0.34 (0.15, 0.75) DOR UroGen Data on File 42 Various ATLAS 3-Month CR Rate Cohorts

Demographics and Baseline Characteristics Were Well Balanced Between Treatment Arms UGN-102 +/- TURBT TURBT Alone Characteristic (N = 142) / n (%) (N = 140) / n (%) Median age (range), years 68.0 (23, 85) 67.0 (29, 88) Age ≥ 65 years, n (%) 91 (64.1) 77 (55.0) Sex, n (%) Male 105 (73.9) 93 (66.4) Female 37 (26.1) 47 (33.6) Any prior NMIBC episode, n (%) 57 (40.1) 66 (47.1) Prior TURBT, n (%) 55 (38.7) 63 (45.0) UroGen Data on File 51 Source: Tables 14.1.6.1 and 14.1.8.2

Overall Summary of Adverse Events in ATLAS: Safety Profile Similar to Other Studies of UGN-102 UGN-102 ± TURBT TURBT Alone (N = 138) (N = 132) Events n (%) Events n (%) Any Adverse Events 442 108 (78.3) 249 81 (61.4) Any Serious Adverse Events 13 12 (8.7) 11 7 (5.3) Any TEAEs 402 104 (75.4) 166 63 (47.7) Any Treatment or Procedure Related TEAEs 211 65 (47.1) 21 15 (11.4) Any Treatment Related TEAEs 186 54 (39.1) 19 15 (11.4) Any Procedure Related TEAEs 65 31 (22.5) 2 2 (1.5) Any TEAEs Leading to Treatment Discontinuation 19 5 (3.6) NA NA Any TEAEs Leading to Study Discontinuation 7 4 (2.9) 2 2 (1.5) Any Serious TEAEs 13 12 (8.7) 11 7 (5.3) Any Treatment or Procedure Related Serious TEAEs 2 2 (1.4) 1 1 (0.8) Any Treatment Related Serious TEAEs 0 0 1 1 (0.8) Any Procedure Related Serious TEAEs 2 2 (1.4) 0 0 Any TEAEs Leading to Death 0 0 1 1 (0.8) Any TEAEs of Special Interest 213 78 (56.5) 59 36 (27.3) UroGen Data on File 52 Source: Table 14.3.1.1

Most Commonly Report ed AEs and Serious TEAEs Incidence of Treatment-Emergent Adverse Events Incidence of Serious TEAEs (≥ 5% in Either Group) (≥ 1% in Either Group) UGN-102 ± TURBT TURBT Alone UGN-102 ± TURBT TURBT Alone (N = 138) / n (%) (N = 132) / n (%) (N = 138) / n (%) (N = 132) / n (%) Patients With Any TEAE 104 (75.4) 63 (47.7) Patients With Any Serious TEAE 12 (8.7) 7 (5.3) Dysuria 42 (30.4) 6 (4.5) COVID-19 4 (2.9) 2 (1.5) Micturition urgency 25 (18.1) 10 (7.6) Sepsis 1 (0.7) 2 (1.5) Nocturia 25 (18.1) 9 (6.8) Haematuria 0 2 (1.5) Pollakiuria 22 (15.9) 8 (6.1) Flatulence 13 (9.4) 4 (3.0) COVID-19 11 (8.0) 8 (6.1) Erectile dysfunction 9 (6.5) 4 (3.0) Haematuria 9 (6.5) 6 (4.5) Malaise 8 (5.8) 2 (1.5) UroGen Data on File 53 Source: Table 14.3.1.3.1 Overall summary of AE’s can be referenced in the Appendix

Summary of Disease-Free Survival: Significantly More Total Progressions and Recurrences in TURBT Alone Arm UGN-102 +/- TURBT TURBT Alone (N = 140) / n (%) (N = 142) / n (%) Patients with Events, n (%) 37 (26.1) 55 (39.3) Recurrence of LG Disease 20 (14.1) 39 (27.9) Progression to HG Disease 17 (12.0) 15 (10.7) Death 0 1 (0.7) Patients Censored, n (%) 105 (73.9) 85 (60.7) No Post-baseline Disease Assessment 10 (7.0) 20 (14.3) Received Non-protocol Therapy 7 (4.9) 4 (2.9) Early Termination 6 (4.2) 12 (8.6) Disease-free at End of Study 81 (57.0) 49 (35.0) Extended Lost to Follow-up 1 (0.7) 0 Hazard Ratio (95% CI) 0.45 (0.29, 0.68) UroGen Data on File 54 Source: Table 14.2.1.1

ENVISION Trial Design Informed Consent and Screening Visit to Determine Eligibility (LG-IR-NMIBC and no evidence of HG disease based on cystoscopy, biopsy, and cytology) UGN-102 once -weekly for 6 weeks (total of 6 intravesical instillations) 3-month Visit Complete Response Non-complete Response (Primary Endpoint Assessment) Follow -up Period Cystoscopy, for cause biopsy, and urine cytology every 3 months for up to 24 Progression to months and every 6 months thereafter Residual disease HG disease to assess for recurrence or progression First recurrence or progression SOC according to SOC according to following CR or NCR treating physician treating physician SOC according to treating physician End of study visit End of study visit 56 SOC: Standard of Care

Summary of Demographics and Baseline Characteristics UGN-102 Characteristic Statistic (N = 240) / n (%) Age Median Age (Min, Max) 70.0 (30, 92) Age Group 2 (Years), n (%) >= 65 162 (67.5) Sex, n (%) Male 147 (61.3) Female 93 (38.8) Prior TURBT, n (%) Yes 231 (96.3) No 9 (3.8) Previous LG NMIBC Episodes, n (%) Yes 224 (93.3) No 16 (6.7) Treatment Course, n (%) 6 instillations 228 (95.0) < 6 instillations 12 (5.0) UroGen Data on File 57

Overall Summary of Adverse Event s in ENVISION: Safety Profile Similar to Other Studies of UGN-102 UGN-102 (N = 240) Events n (%) Any Adverse Events 563 129 (53.8) Any Serious Adverse Events 26 19 (7.9) Any TEAEs 523 127 (52.9) Any Treatment or Procedure Related TEAEs 283 96 (40.0) Any Treatment Related TEAEs 242 80 (33.3) Any Procedure Related TEAEs 121 62 (25.8) Any TEAEs Leading to Treatment Discontinuation 7 6 (2.5) Any TEAEs Leading to Study Discontinuation 3 3 (1.3) Any Serious TEAEs 25 18 (7.5) Any Treatment or Procedure Related Serious TEAEs 4 4 (1.7) Any Treatment Related Serious TEAEs 2 2 (0.8) Any Procedure Related Serious TEAEs 3 3 (1.3) Any TEAEs Leading to Death 2 2 (0.8) Any TEAEs of Special Interest 241 96 (40.0) UroGen Data on File 58

Treatment-Relat ed AEs were Generally Mild t o Moderat e and in line wit h expect at ions in t he field Incidence of Treatment-emergent Adverse Events Incidence of Treatment Related (≥ 5%) Serious TEAEs UGN-102 UGN-102 (N = 240) / n (%) (N = 240) / n (%) Severe or Patients With Any Serious TEAEs 2 (0.8) Life- Mild Moderate Medically Death Total threatening Urethral stenosis 1 (0.4) Significant Patients With Any TEAEs 60 (25.0) 47 (19.6) 16 (6.7) 2 (0.8) 2 (0.8) 127 (52.9) Urinary retention 1 (0.4) Dysuria 43 (17.9) 9 (3.8) 1 (0.4) 0 0 53 (22.1) Haematuria 15 (6.3) 5 (2.1) 0 0 0 20 (8.3) Pollakiuria 13 (5.4) 2 (0.8) 0 0 0 15 (6.3) Urinary tract infection 4 (1.7) 10 (4.2) 0 0 0 14 (5.8) Fatigue 9 (3.8) 4 (1.7) 0 0 0 13 (5.4) UroGen Data on File 59 Summary of Overall AE’s can be referenced in the Appendix